Exhibit 10.2.7

CYAN, INC.

2006 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

(New Hire – Non-US – Non-Exec)

Capitalized terms used but not otherwise defined in this Notice of Stock Option Grant shall have meanings given to such terms in the Plan.

«OPTIONEE»

You have been granted an option to purchase Common Stock of Cyan, Inc. (the “Company”) under the Cyan, Inc. 2006 Stock Plan (the “Plan”), as follows:

Date of Grant:

Exercise Price per Share:	$

Total Number of Shares subject to the Option (the “Shares”):

Total Exercise Price:	$

Type of Option:	Nonstatutory Stock Option

Expiration Date:

Vesting Commencement Date:

Vesting/Exercise Schedule:	[Insert Vesting Schedule]

Termination Period:	The Option may be exercised for 90 days after your Termination Date (as defined in Section 4 of the Stock Option Agreement), except as set out in Section 4 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following your Termination Date. The Company will not provide further notice of such periods.

Transferability:	The Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, including any country-specific terms and conditions contained in Exhibit A to the Stock Option Agreement, all of which are attached and made a part of this document.

In addition, you agree and acknowledge that (i) your rights to any Shares underlying the Option will be earned only as long as you remain in Continuous Service Status with the Company or its Parent, Subsidiary or Affiliate, (ii) the grant of the Option is not as consideration for services you rendered to the Company or its Parent, Subsidiary or Affiliate prior to the Vesting Commencement Date, and (iii) nothing in this Notice of Stock Option Grant or the attached documents, nor the Option grant or your participation in the Plan shall create a right to employment or be interpreted as forming an employment or service contract with the Company, or its Parent, Subsidiary or Affiliate, and shall not interfere with the ability of the Company, or its Parent, Subsidiary or Affiliate, as applicable, to terminate your employment or service relationship (if any).

The per share “Exercise Price” is intended to be at least equal to the Fair Market Value of the Common Stock at the Date of Grant. The Company has attempted in good faith to make such determination in compliance with applicable United States tax laws, although there can be no certainty that the United States Internal Revenue Service (the “IRS”) or any other tax authority will agree. If the IRS does not agree and asserts the Fair Market Value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on you if you are a U.S. taxpayer, including interest and penalties under Section 409A of the United States Internal Revenue Code. While the Company believes that this is an unlikely event, the Company cannot provide absolute assurance in this respect and you should consult your own tax adviser with any questions concerning the taxation of the Option.

[Signature Page Follows]

New Hire Option – Non-US – Notice of Award

2

CYAN, INC.

«OPTIONEE»	By:
Name:
Date:	Title:

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, the Company hereby informs you that any tax advice contained in this communication (including any attachments) (i) was not intended or written to be used, and cannot be used, for the purpose of avoiding any tax penalty, and (ii) was not written to promote, market or recommend the transaction or matter addressed in the communication. You should seek advice based on your particular circumstances from an independent tax advisor.

New Hire Option – Non-US – Notice of Award

3

CYAN, INC.

2006 STOCK PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Cyan, Inc., a Delaware corporation (the “Company”), hereby grants to «OPTIONEE» (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms of this Stock Option Agreement, including any country-specific terms contained in Exhibit A hereto (collectively, this “Agreement”), and the Cyan, Inc. 2006 Stock Plan (the “Plan”) adopted by the Company, which is incorporated into this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Exercise of Option. The Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) The Option may not be exercised for a fraction of a Share.

(ii) In the event of termination of Optionee’s Continuous Service Status for any reason, the exercisability of the Option is governed by Section 4 below, subject to the limitations contained in this Section 2.

(iii) In no event may the Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b) Method of Exercise.

(i) The Option shall be exercisable by execution and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit B (the “Exercise Agreement”) or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for all applicable Tax-Related Items, as set forth below under Section 6.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. The Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the United States Federal Reserve Board. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price and any applicable Tax-Related Items shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash or check; or

(b) following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the Exercise Price and applicable Tax-Related Items.

4. Termination of Relationship; Early Termination of Option. Optionee may exercise the Option only to the extent provided for in the Notice and this Section 4; however, in no event may the Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a) Termination Date. For purposes of the Option, Optionee’s Continuous Service Status will be considered terminated as of the date that Optionee is no longer actively providing services to the Company or a Parent, Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any) (the “Termination Date”). Unless otherwise expressly provided in the Notice or this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of the Termination Date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the Termination Period (if any) during which Optionee may exercise the Option

New Hire Option – Non-US – Option Agt.

2

after termination of Optionee’s Continuous Service Status will commence on the Termination Date and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Plan Administrator shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence).

(b) Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Option at the Termination Date, exercise the Option during the Termination Period set forth in the Notice.

(c) Other Terminations of Relationship. In connection with any termination of Optionee’s Continuous Service Status other than a termination covered by Section 4(a), Optionee may exercise the Option only as follows:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may, but only within twelve months from the Termination Date, exercise the Option to the extent Optionee was vested in the Option as of such Termination Date.

(ii) Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death (a) during the term of the Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the Date of Grant, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

(iii) Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 9(b)(iv) of the Plan. In the event Optionee’s Continuous Service Status with the Company or any Parent, Subsidiary or Affiliate is suspended pending investigation of whether such status shall be terminated for Cause, all of Optionee’s rights under the Option, including the right to vest in the Shares underlying the Option and the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 9(b)(iv) of the Plan.

(d) Termination of Option. The Option may terminate prior to its Expiration Date and prior to the dates specified under Section 4(a) through (c) above under certain circumstances as set forth in Section 14 of the Plan.

5. Non-Transferability of Option. Except as otherwise set forth in the Notice or this Agreement, the Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

New Hire Option – Non-US – Option Agt.

3

6. Responsibility for Taxes.

(a) Optionee acknowledges and agrees that, regardless of any action taken by the Company or, if different, Optionee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee (“Tax-Related Items”), is and remains Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Optionee acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result.

(b) Prior to the relevant taxable or tax withholding event, as applicable, Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. If Optionee fails to make satisfactory arrangements for the payment of any required Tax-Related Items hereunder at the time of the Option exercise, Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares. To the extent determined appropriate by the Company in its discretion, the Company shall have the right (but not the obligation) to satisfy any Tax-Related Items by withholding from any cash compensation due to Optionee and/or reducing the number of Shares otherwise deliverable to Optionee upon exercise of the Option. Further, if Optionee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

7. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the Shares underlying the Option. Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

8. Nature of Grant. In accepting the Option, Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

New Hire Option – Non-US – Option Agt.

4

(c) all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

(d) Optionee is voluntarily participating in the Plan;

(e) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the underlying shares of Common Stock do not increase in value, the Option will have no value;

(i) if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Optionee’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, the Employer or any Parent, Subsidiary or Affiliate of the Company, waives his or her ability, if any, to bring any such claim, and releases the Company, the Employer and any Parent, Subsidiary or Affiliate of the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Common Stock; and

(l) neither the Company, the Employer nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

New Hire Option – Non-US – Option Agt.

5

9. Data Protection.

(a) Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any Parent, Subsidiary or Affiliate of the Company for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.

(b) Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

(c) Optionee understands that Data will be transferred to a broker or stock plan service provider selected by the Company either now or in the future for purposes of assisting the Company with the implementation, administration and management of the Plan. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.

(d) Optionee authorizes the Company, the Company’s designated broker or stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If Optionee does not consent, or if Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Optionee’s consent is that the Company would not be able to grant Optionee options or other equity awards or administer or maintain such awards. Therefore, Optionee understands that refusing or withdrawing his or her consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

New Hire Option – Non-US – Option Agt.

6

10. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

11. Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Sonoma County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

12. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

13. Language. If Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

14. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

15. Country Addendum. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions for Optionee’s country set forth Exhibit A to this Agreement. Moreover, if Optionee relocates to one of the countries included in Exhibit A, the special terms and conditions for such country will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Exhibit A constitutes part of this Agreement.

16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

New Hire Option – Non-US – Option Agt.

7

17. Waiver. Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Optionee or any other optionee.

18. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts the Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. Together, the Notice, this Agreement (including any exhibits attached hereto) and the Plan, constitute the entire agreement between Optionee and the Company on the subject matter hereof and supersede all proposals, written or oral, and all other communications between the parties relating to such subject matter. This Agreement will be deemed to be signed by the Optionee upon the Optionee’s signing of the Notice of Stock Option Grant to which it is attached.

New Hire Option – Non-US – Option Agt.

8

EXHIBIT A

CYAN, INC.

2006 STOCK PLAN

COUNTRY ADDENDUM TO STOCK OPTION AGREEMENT

Terms and Conditions

This Country Addendum, which is part of the Stock Option Agreement, includes additional terms and conditions that govern the Option if Optionee works and/or resides in one of the countries listed below. If Optionee is a citizen or resident of a country other than the one in which Optionee is currently working (or is considered as such for local law purposes), or if Optionee transfers employment to a different country after the Option is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Optionee.

Capitalized terms used but not defined in this Country Addendum shall have the same meanings assigned to them in the Plan and the Stock Option Agreement.

Notifications

This Country Addendum also includes notifications regarding certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. These notifications are based on the securities, exchange control and other laws in effect in the respective countries as of October 2012. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the notifications contained in this Country Addendum as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out-of-date at the time Optionee exercises the Option or sell any Shares acquired upon such exercise.

In addition, the notifications contained in this Country Addendum are general in nature and may not apply to Optionee’s particular situation and, as a result, the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is strongly advised to seek appropriate professional advice as to how the relevant laws in Optionee’s country may apply to Optionee’s individual situation.

If Optionee is a citizen or resident of a country other than the one in which Optionee is currently working (or is considered as such for local law purposes), or if Optionee relocates to a different country after the Option is granted, the notifications contained in this Country Addendum may not be applicable to Optionee in the same manner.

AUSTRALIA

Terms and Conditions

Vesting and Exercise. The following provision supplements Section 2 (“Exercise of Option”) of the Stock Option Agreement:

Notwithstanding any provision of the Plan or the Stock Option Agreement, the Option shall not vest nor be exercisable until the earlier of (i) the date on which the Common Stock becomes a Listed Security and is no longer subject to a Lock-Up Agreement (as set forth in Section 10 of the Stock Option Agreement), or (ii) the date on which the Company enters into a Corporate Transaction (the “Liquidity Date”). Optionee must remain in Continuous Service Status through each applicable vesting event and through the Liquidity Date to be entitled to exercise the Option. Should the Liquidity Date occur after any of the vesting dates set forth in the Vesting/Exercise Schedule, Optionee will receive a credit for any vesting event that would have occurred under the Vesting/Exercise Schedule once the Liquidity Date occurs and will continue to vest in accordance with the Vesting Exercise Schedule thereafter to the extent that Optionee remains in Continuous Service Status.

Furthermore, if the Option vests and becomes exercisable when the Fair Market Value per Share is equal to or less than the Exercise Price for the Option, Optionee will not be permitted to exercise the Option until such date that is the earlier of (i) the first U.S. business day following the first period of 30 consecutive days on which the Fair Market Value per Share has exceeded the Exercise Price for the Option, or (ii) the first U.S. business day after the Company enters into a Corporate Transaction on which the Fair Market Value per Share exceeds the Exercise Price for the Option.

Finally, notwithstanding the Expiration Date set forth on the Notice, the Option shall automatically expire in the event that the Option has not become exercisable pursuant to the preceding paragraphs within six years and 11 months following the Date of Grant.

Notifications

Securities Law Information. If Optionee acquires Shares under the Plan and offer such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Optionee is advised to obtain legal advice regarding Optionee’s disclosure obligations prior to making any such offer.

CANADA

Terms and Conditions

Termination Date. The following provision replaces Section 4(a) (“Termination Date”) of the Stock Option Agreement:

Cyan Non-US Option Agt Country Addendum

2

For purposes of the Option, Optionee’s Continuous Service Status will be considered terminated for purposes of vesting and any post-termination exercise period as of the earlier of (a) the date that Optionee receives notice of termination of her or her Continuous Service Status with the Company or its Parent, Subsidiary or Affiliate, or (b) the date that Optionee is no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate, regardless of any notice period or period of pay in lieu of such notice required under applicable statutory law, regulatory law and/or common law (the “Termination Date”); the Plan Administrator shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of the Option (including whether Optionee may still be considered actively employed while on a leave of absence).

Notifications

Securities Law Information. Optionee will not be permitted to sell or otherwise dispose of the Shares acquired upon exercise of the Option within Canada. Optionee will be permitted to sell or dispose of any Shares acquired under the Plan, provided that the resale of such Shares takes place outside of Canada. Optionee may sell the Shares to the Company, provided the Company is located outside of Canada or should the Shares be publicly traded, quoted or listed on a recognized exchange, Optionee may sell or dispose of the Shares through facilities in such exchange or market, provided it is outside of Canada.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. In the event that Optionee makes or receives a payment in excess of this amount, Optionee is responsible for obtaining the appropriate form from a German federal bank and complying with applicable reporting requirements.

HONG KONG

Terms and Conditions

Sale of Shares. Optionee agrees that, in the event that any portion of the Option becomes vested and is exercisable prior to the six-month anniversary of the Date of Grant, Optionee will not sell any Shares acquired upon exercise of the Option prior to the six-month anniversary of the Date of Grant.

Notifications

Securities Law Information. WARNING: The Option and the Shares acquired upon exercise of the Option do not constitute a public offering of securities under Hong Kong law and are available only to eligible Employees. The Stock Option Agreement, including this Country Addendum, the Plan and any other incidental communication materials distributed to Optionee in connection with the Option (i) have not been prepared in accordance with applicable securities legislation in Hong Kong and are not intended to constitute a “prospectus” for a public offering of securities under such legislation, (ii) have not been reviewed by any regulatory authority in Hong Kong, and (iii) are intended only for the personal use of each optionee, and

Cyan Non-US Option Agt Country Addendum

3

may not be distributed to any other person. If Optionee is in any doubt about any of the meaning or intent of anything contained in the Stock Option Agreement, including this Country Addendum, the Plan or any other incidental communication materials distributed to Optionee in connection with the Option, Optionee is advised to obtain independent professional advice.

JAPAN

Notifications

Exchange Control Information. If Optionee acquires Shares valued at more than ¥100,000,000 in a single transaction, Optionee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares.

In addition, if Optionee pays more than ¥30,000,000 in a single transaction for the purchase of Shares when Optionee exercises the Option, Optionee must file a Payment Report with the Ministry of Finance through the Bank of Japan within 20 days of the date that the payment is made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

Please note that a Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that Optionee pays in a single transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000, then Optionee must file both a Payment Report and a Securities Acquisition Report.

Tax Information. If Optionee is a Japanese resident or foreign national with permanent residency in Japan and holds assets outside of Japan (including any Shares acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year), Optionee is required to comply with annual tax reporting obligations with respect to such investments. Optionee is advised to consult with a personal tax advisor to ensure that Optionee is properly complying with applicable reporting requirements.

NETHERLANDS

Notifications

Securities Law Information. Attention: the Option grant falls outside of AFM supervision. No prospectus is required in the Netherlands for the Option or the Shares underlying the Option.

Insider Trading Information. In the event that the Common Stock becomes a Listed Security, Optionee should be aware of the Dutch insider-trading rules, which may impact Optionee’s ability to sell any Shares acquired upon exercise of the Option. In particular, Optionee may be prohibited from effectuating certain transactions in the Shares if he or she has inside information about the Company.

Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “insider information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of specific

Cyan Non-US Option Agt Country Addendum

4

information concerning the issuing company to which the securities relate or the trade in securities issued by such company, which has not been made public and which, if published, would reasonably be expected to affect the price of such securities, regardless of the actual development of the price. The insider could be any employee of a Parent, Subsidiary or Affiliate of the Company in the Netherlands who has inside information as described herein.

Given the broad scope of the definition of inside information, certain employees working at a Parent, Subsidiary or Affiliate of the Company in the Netherlands may have inside information and, thus, would be prohibited from effectuating a transaction in the Shares in the Netherlands.

Optionee is advised to consult with his or her personal legal advisor if Optionee is uncertain as to whether the Dutch insider-trading rules apply to Optionee.

TAIWAN

Notifications

Securities Law Information. The offer of the Option and the Shares to be issued pursuant to the Plan are available only for eligible Employees. It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information. Optionee is permitted to acquire foreign currency and remit the same out of Taiwan up to US$5,000,000 per year without justification. However, if Optionee remits TWD500,000 or more in a single transaction, Optionee must submit a Foreign Exchange Transaction Form and supporting documentation to the remitting bank. Remittances of funds for the purchase of Shares under the Plan must be made through an authorized foreign exchange bank in Taiwan.

UNITED KINGDOM

For optionees who are Employees, the following additional terms and conditions apply to the Stock Option Agreement. No options shall be granted to individuals in the United Kingdom who are not Employees.

Terms and Conditions

Joint Election for the Transfer of Employer’s National Insurance Contributions to the Employee. As a condition of participation in the Plan and the exercise of the Option at a time when the Shares are considered readily convertible assets under U.K. law, Optionee agrees to accept any liability for secondary Class 1 National Insurance contributions (“NICs”) that may be payable by the Company or the Employer in connection with the Option and any event giving rise to Tax-Related Items (the “Employer NICs”). The Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 6) of the Stock Option Agreement.

Cyan Non-US Option Agt Country Addendum

5

Without prejudice to the foregoing, Optionee agrees to execute Part A of the Joint Election for the Transfer of Employer’s National Insurance Contributions to the Employee attached to this Country Addendum as Appendix 1 (the “Joint NIC Election”), the form of such Joint NIC Election being formally approved by Her Majesty’s Revenue and Customs (“HMRC”), and any other consent or elections required to accomplish the transfer of the Employer NICs liability to Optionee. Optionee further agrees to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of Optionee’s Joint Election.

If Optionee does not complete the Joint NIC Election attached to this Country Addendum and return such completed Joint Election to the Employer prior to exercise of the Option, or if approval of the Joint Election is withdrawn by HMRC and a new Joint Election is not entered into, the Option shall become null and void and may not be exercised by Optionee, without any liability to the Company, the Employer or any Parent, Subsidiary or Affiliate of the Company.

Section 431 Election. As a condition of participation in the Plan and the exercise of the Option, Optionee agrees that, jointly with the Employer (or the Company or its Parent, Subsidiary or Affiliate, as applicable), he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). Optionee must enter into the form of Section 431 Joint Election Form attached to this Country Addendum as Appendix 2 concurrent with the execution of the Notice of Stock Option Grant.

Tax-Related Items. The following provision supplements the Section 6 (“Responsibility for Taxes”) of the Stock Option Agreement and applies if the Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of Optionee’s income tax liability is not made within 90 days of the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of ITEPA 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by Optionee to the Employer, effective on the Due Date. Optionee agrees that the loan will bear interest at the then-current Official Rate of HMRC, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Stock Option Agreement. Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company (within the meaning of and subject to Section 13(k) of the Exchange Act), Optionee will not be eligible for such a loan to cover the income tax due. In the event that Optionee is such a director or executive officer and the income tax is not collected from or paid by Optionee by the Due Date, the amount of any uncollected income tax will constitute a benefit to Optionee on which additional income tax and NICs will be payable. Optionee will be responsible for reporting and paying any income tax and NICs due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company and/or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit.

Cyan Non-US Option Agt Country Addendum

6

Appendix 1

United Kingdom

Joint Election for the Transfer of Employer’s National Insurance

Contributions to the Employee

Part A – To be completed by the Employee

(This Joint Election will only be valid when both Parts A and B have been signed and dated)

1. Between

The Company, Cyan EMEA Limited (‘the Secondary Contributor’ who is the employer), whose Registered Office is at Carrick House, Lypiatt Road, Cheltenham, Gloucestershire GL50 2QJ, Registration number 7445501, and

«OPTIONEE», ‘the Employee’, whose National Insurance number is

                    [INSERT EMPLOYEE NATIONAL INS. NUMBER].

2. Purpose and scope of election

(a) This election covers the grant of employment related securities options under the Cyan Inc. 2006 Stock Plan.

(b) This joint election is made in accordance with Paragraph 3B(1) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (‘SSCBA 1992’).

(c) On the signing of both Part A (by the employee) and Part B (by the employer) of this election, the liability for the employer’s National Insurance contributions (NICs) that arises on any relevant employment income covered by this election shall transfer from the secondary contributor to the employee, to the extent specified below.

(d) The employer’s National Insurance liability that shall transfer from the employer to the Employee under this joint election is the whole of the secondary liability.

Relevant employment income from securities and options specified in 2(a) on which employer’s NICs becomes due is defined as

i). an amount that counts as employment income of the earner under section 426 of ITEPA 2003 (restricted securities: charge on certain post-acquisition events), ii). an amount that counts as employment income of the earner under section 438 of that Act (convertible securities: charge on certain post-acquisition events), or iii). any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA 1992.

(e) This joint election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).

(f) This election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

3. Arrangements for payment of secondary NICs

(a) In signing this joint-election the Employee authorises the Company, or other body (if applicable), to recover an amount sufficient to cover the liability for the employer’s National Insurance contributions transferred under this election in accordance with the arrangements summarised below.

•	A deduction from salary or other payments due.

•	The delivery in cleared funds from the Employee in sufficient time to enable the Company to make payment to HM Revenue & Customs (HMRC) by the due date.

(b) The Company and the Employee will ensure that payment of the liability for the secondary NICs will be made to HMRC within 14 days following the end of the Income Tax month in which the relevant employment income arises – the due date.

The Employee understands that in making this election they will be personally liable for the secondary NICs covered by this election.

4. Duration of this election

(a) This joint election shall continue in force from the time it is made until whichever of the following first takes place:

•	the Company gives notice to the Employee terminating the joint election

•	it is cancelled jointly by the Company and the Employee

•	it ceases to have effect in accordance with the terms of the joint election

•	HMRC serves notice on the Company that the approval of the joint election has been withdrawn

(b) The terms of this joint-election will continue in full force regardless of whether the Employee ceases to be an employee of the Company.

5. Declaration

In signing this Joint Election I agree as the Employee to be bound by its terms as stated above.

Signature of employee                                                                                   Date         /        /

UK Joint NIC Election

2

United Kingdom

Section 431 Joint Election Form

Joint Election under s431 ITEPA 2003 for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1. Between

the Employee	«Optionee»

whose National Insurance Number is	[insert employee Nat. Ins. Number]

and

the Company (who is the Employee’s employer)	Cyan EMEA Limited
of Company Registration Number	7445501

2. Purpose of Election

This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and national insurance contribution (“NIC”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional Income Tax will be payable (with PAYE and National Insurance contributions (“NICs”) where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no Income Tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3. Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities
[insert number of shares acquired – To be completed in connection with Option Exercise]

Description of securities	Common Stock

Name of issuer of securities	Cyan, Inc.

To be acquired by the Employee on or after the date of this Election under the terms of the Cyan, Inc. 2006 Stock Plan.

4. Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

5. Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

«Optionee»

Date:
Signature

CYAN EMEA LTD.

Date:
Signature (for and on behalf of the Company)

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

UK Sxection 431 Election

2

EXHIBIT B

CYAN, INC.

2006 STOCK PLAN

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) is made as of                     , by and between Cyan, Inc., a Delaware corporation (the “Company”), and «OPTIONEE» (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2006 Stock Plan (the “Plan”).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                     shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted «GrantDate» (the “Option Agreement”). The purchase price for the Shares shall be US$«ExercisePrice» per Share for a total purchase price of US$            . The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 3 of the Option Agreement.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv) Payment. Payment of the Purchase Price (as defined in the Option Agreement) shall be made in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

Ex Notice & RSPA

(b) Involuntary Transfer.

(i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser for the Shares pursuant to this Agreement (as adjusted for any stock splits, stock dividends and the like) or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

(ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(b)(i), the Fair Market Value per Share shall be a price set by the Board of Directors of the Company in good faith using a reasonable valuation method in a reasonable manner in accordance with Section 409A of the Code. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the United States Securities Act of 1933, as amended (the “Securities Act”). Upon termination of the rights to repurchase and the right of first refusal described in Sections 3(a) and 3(b) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) herein and delivered to Purchaser.

Ex Notice & RSPA

4. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the United States Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Ex Notice & RSPA

(f) Purchaser understands that Purchaser may suffer adverse Tax-Related Items consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

(g) Purchaser understands that the per share “Exercise Price” for the Shares is intended to be at least equal to the fair market value of the Common Stock at the Date of Grant and that the Company has attempted in good faith to make the fair market value determination in compliance with applicable tax law although there can be no certainty that the United States Internal Revenue Service (the “IRS”) or any other tax authority will agree. If Purchaser is a U.S. taxpayer, he or she understands that if the IRS does not agree and asserts that the fair market value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on Purchaser, including interest and penalties under Internal Revenue Code Section 409A.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED UNLESS EFFECTED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UNDER ANOTHER EXEMPTION AVAILABLE UNDER THE UNITED STATES SECURITIES ACT OF 1933 (AS TO WHICH AVAILABILITY THE COMPANY MAY REQUIRE THE SELLER/TRANSFEROR TO PROVIDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

(ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

Ex Notice & RSPA

6. No Employment Rights. Nothing in this Agreement shall create a right to employment or be interpreted as forming an employment or service contract with the Company, or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Purchaser’s employment or service relationship (if any).

7. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

8. Tax Consequences. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Purchaser’s participation in the Plan, or Purchaser’s acquisition or sale of the underlying Shares. Purchaser is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. Purchaser should also be aware of his or her liability for Tax-Related Items, as set forth in Section 6 of the Option Agreement.

9. Miscellaneous.

(a) Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Sonoma County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

(b) Language. If Purchaser has received this Agreement translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(a) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Purchaser’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Purchaser to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Ex Notice & RSPA

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram, fax or email, or seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

[Signature page follows]

Ex Notice & RSPA

The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY:

CYAN, INC.

By:

Name:

Title:

PURCHASER:

«Optionee»

Address:

Ex Notice & RSPA

RECEIPT

The undersigned hereby acknowledges receipt of Certificate No.             for             shares of Common Stock of Cyan, Inc.

Dated:
«Optionee»